Investor Presentation Year End 2007 Update Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans,"
"estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.
Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: leverage;
operating and financial restrictions imposed by our senior credit facilities; our cash requirements; rapid development and intense competition in the telecommunications industry;

Special Note Regarding Forward-Looking Statements
(cont.)
increased competition in our markets; declining prices for our services;
changes or advances in technology; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel
("Sprint"); a potential increase in the roaming rates we pay; wireless handset subsidy costs; the potential for our largest competitors and Sprint to build networks in our markets; the potential loss of our licenses; federal and state regulatory developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our capital requirements;
governmental fees and surcharges; our reliance on certain suppliers and vendors; the potential for system failures or unauthorized use of our network; the potential for security breaches of our physical facilities; the potential loss of our senior management and inability to hire additional personnel; the trading market for our common stock; the potential influence over us by our largest stockholder, Quadrangle; our ability to pay dividends;
provisions in our charter documents and Delaware law; and other unforeseen difficulties that may occur. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports on
Forms 10-K.

Company Overview
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Company Overview
Leading provider of wireless and wireline communications services in Virginia and West
Virginia
Strategies
Facilities based
Retail & Wholesale
Multiple products
Leverage brand
Leverage common cost
Exclusive strategic wholesale Sprint agreement through July 2015
Wireless revenue 5-year CAGR of 17%
Wireline business includes RLECs with strong Adjusted EBITDA margins and CLECs with double digit strategic product revenue growth
Capital commitments, including network upgrade to EVDO technology and planned 15-18%
growth in cell sites, to fuel continued revenue growth
Growing Free Cash Flow results in initiating cash dividends in 2007; 40% growth in dividend rate per share in late 2007

Regionally-Focused Service Provider
Average of 23.0 MHz of spectrum
5.2 million covered POPs
407K
(1)
retail subscribers (YoY increase of
11%)
Wholesale revenues (primarily Sprint Nextel
agreement) increased 23% YoY to $96
17% YoY Revenue growth
27% YoY Adjusted EBITDA growth
38% Adjusted EBITDA margin (versus 35%
one year ago)
Wireless ($378 Revenue / $142 Adj. EBITDA)
(1) (2)
($ in millions)
(1) As of December 31, 2007 or for the year ended December 31, 2007.
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the year ending on December 31, 2006 and December 31, 2007.

Regionally-Focused Service Provider
44K RLEC lines, 95% DSL coverage
49K CLEC lines, 98% commercial or institutional
20K broadband connections
4% YoY Revenue growth
54% YTD Adjusted EBITDA margin
Wireline ($122 Revenue / $65 Adj. EBITDA)
(1) (2)
($ in millions)
(1) As of December 31, 2007 or for the year ended December 31, 2007.
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the year ending on December 31, 2006 and December 31, 2007.

$219
$203
$172
$147
$121
$87
39%
28%
35%
37%
41%
41%
0
50
100
150
200
$250
2003 2004 2005 2006 2007 2008G
$536
$500
$440
$392
$343
$309
0
100
200
300
400
500
$600
2003 2004 2005 2006 2007 2008G
Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance
(1)
(2)
(1) Based on Midpoint of guidance range of $531 million to $540 million               (2) Based on Midpoint of guidance range of $216 million to $221 million
Note: Throughout this presentation, Compound Annual Growth Rates (CAGR) presented are calculated over the period of 2003 to 2007.

Sprint
Together with NEXTEL
Virgin mobile
EarthLink
movida

Two-Pronged Wireless Growth Strategy
Leverage multiple brands and distribution clout over one
network to drive economic returns.
Ntelos Retail Branded Strategy
CDMA
Network
Wholesale MVNO Strategy
Cable
Partnerships
Ntelos Nation
Ntelos Unlimited
Ntelos
In Advance

$112
$90
$66
$33
$142
$160
17%
38%
35%
32%
39%
28%
0
30
60
90
120
150
$180
2003 2004 2005 2006 2007 2008G
$167
$183
$217
$244
$282
$33
$52
$63
$78
$96
$412
$200
$235
$280
$322
$378
0
100
200
300
$400
2003 2004 2005 2006 2007 2008G
Retail   Wholesale
(1)
Revenue
High Growth/High Margin Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
(2)
(1) Based on Midpoint of guidance range of $409 million to $415 million
(2) Based on Midpoint of guidance range of $158 million to $161 million

Retail Wireless Positioned For Growth
NTELOS positioned as the “Best Value in Wireless”
“Complete Nationwide Coverage”
Large contiguous regional footprint
Leveraging extensive brand awareness and retail presence
75 branded retail locations (9 new stores planned in 2008)
Reinforced by regional wireline presence
The most complete nationwide coverage with no roaming
Sprint Nextel alliance – New resale agreement through July 2015
Improves economics for NTELOS national plans
Recent discretionary capital investments drives enhanced wireless performance and reflects commitment to continued revenue growth
Improvements in coverage and quality
Planned EVDO network upgrade for all markets – incremental CAPEX over 2007-2009 of approximately
$65 million
Enhanced high speed data capabilities from planned network upgrade
15-18% growth in cell sites in 2008
Focus on higher value rate plans
Emphasis on Postpay and nAdvance spending limit plans
Expansion of data products and services

$4.67
$50.88
$50.67
$51.31
$2.71
$1.84
$55.98
$52.51
$53.59
40
50
$60
12 Mo
2005
12 Mo
2006
12 Mo
2007
Data
336
367
407
250
300
350
400
450
12/31
2005
12/31
2006
12/31
2007
Successful Growth in Subscribers and ARPU
Retail ARPU NTELOS Branded Subscribers (000s)
YOY Subscriber Growth of 11%
(1)
(1) Refer to Annual Report on Form 10-K for the year ended December
31, 2007 for explanation of change in reporting of data services and data ARPU

NTELOS’ Retail Products Target Local Customers
Contribution
Long Distance, Roaming, Features
1- or 2-Year Service Contract
Allows Shared Lines
Nationwide Roaming options
Postpay-Like Plans with Unlimited or Buckets
of Minutes with 1-or 2-year Service
Agreement required
Competitive Cost of Entry
Long Distance, Roaming, Features available
Traditional “Pay-As-You-Go” Prepay with No
Service Agreement
Description Products
Postpay
Prepay
72% of Total Subs
$56.60 YTD ARPU
28% of Total Subs
$54.38 YTD ARPU

41% 41%
45%
49%
41%
30
40
50
60%
2003 2004 2005 2006 2007
$22.96
$22.34
$31.25
$33.02
$55.98
$53.59
0
20
40
$60
12 Mo 2006 12 Mo 2007
ARPU and Scale Drive Profit per Subscriber
Operating costs include wholesale costs; understates profit per retail customer.
(1) Network costs include cost of wholesale MOUs, wholesale revenue not included in ARPU.
(2) Operating costs exclude cost of customer acquisition (CPGA) and equipment revenue.
ARPU/Cash Profit per Subscriber
(1)
Operating Costs as % of Revenue
(2)
$.62
Cash Profit/Subscriber Cash Cost/Subscriber
(1)

Retail Locations
NTELOS
Sprint Nextel
AT&T
Verizon Wireless
Alltel
T-Mobile

Churn %

19
21
33
26 26
32
12
6
12
18
25
9
6
20
18
18
42
45
58
62
75
0
10
20
30
40
50
60
70
80
90
VAE   VAW   WVA
$349
$357
3.2%
2.8%
2.3%
1.8%
200
300
$400
12 Mo 2006 12 Mo 2007
0
2
4
6
8%
Direct Distribution Model Improves Customer
Satisfaction
CPGA
Total Churn
Postpay Churn
Extensive Retail Presence
(1)
CPGA ($)/Churn (%)-YTD
(1) As of January 2008

nTelos

T-Mobile
alltel
nTelos
U.S. Cellular
at&t
Sprint
Together with NEXTEL
verizon wireless

16 Unique Competitive Position Value National Full Range Comparative Regional Geographic Coverage Price Position NTELOS has the best regional coverage and offers the best value.

$96
$78
$63
$52
$33
0
20
40
60
80
100
$120
2003 2004 2005 2006 2007
Wireless Total Wholesale Revenue
Strategic Network Alliance Leverages
NTELOS’
Network
Sprint Nextel acquired 97K
Horizon subscribers in June 2004
Sprint Nextel Strategic Network
Alliance extended through at
least July 2015
Monthly minimum revenue
guarantees
Benefits from Sprint Nextel
migration to CDMA
Attractive contribution margin
($ in millions)
High Growth, Attractive Margin Revenue Stream.

Summary of Terms for Recently Revised Sprint Nextel Contract
Agreement extended 4 years through July 2015
No overbuild could be commenced until last 18 months
Exclusivity for all wireless services utilizing CDMA technology
Minimum Sprint Nextel revenue commitment of $8 million/month; $9 million/month after NTELOS has deployed EVDO to
98% of cell sites in resale region
Separate rate structure for services:
“Home” voice pricing tiers fixed through July 1, 2008, then reset semi-annually based on 60.0% of change in
Sprint’s retail voice revenue yield
“Travel” voice rate fixed through July 1, 2008, then reset semi-annually based on 90.0% of Sprint’s retail voice revenue yield
“Home” data rate is 60.0% of Sprint national 3G and EVDO data yield, reset quarterly, times Average Sprint CDMA
Subs in NTELOS region
“Travel” data rate based on schedule through July 1, 2009; reset quarterly thereafter based on 90.0% of Sprint’s
3G and EVDO data yield
Rates tied to Sprint revenue yield incentivizes continued Sprint growth in Home markets and migration of iDEN customer base onto EVDO network
Reciprocal voice and data roaming rates
EVDO upgrade requirements scheduled to be completed by mid-2009
Sprint Nextel may terminate contract if NTELOS does not meet 95% EVDO deployment by January 2010 and/or
98% EVDO deployment by January 2011

PA
OH
MD
WV
KY
VA
TN
NC
Winchester
Washington DC
Point Pleasant
Harrisonburg
Huntington
Charleston
Staunton
Logan
Lewisburg
Clifton Forge
Waynesboro
Charlottesville
Covington
Beckley
Troutville
Lynchburg
Blacksburg
Roanoke
Farmville
Richmond
Bluefield
Radford
Rocky Mount
Abingdon
Wytheville
Danville
Martinsville
South Boston
Tri-Cities
Greensboro
CLEC & Internet
Internet
ILEC
Fiber Optic Network
Point of Presence

Greensboro, NC
To Carlisle, PA
(1) As of December 31, 2007 or for the year ended December 31, 2007.
($ in millions)
RLEC  ($61 Revenue / $44 Adj. EBITDA)
(1)
43,538 RLEC access lines (YoY 4%
decline)
Access revenues increased 3% YoY
Adjusted EBITDA declined 5% YoY
Broadband penetration at 38%
IPTV Launched in Q3 2007
Competitive
($61 Revenues / $21 Adj. EBITDA)
(1)
49,065 CLEC access lines (YoY 5%
increase)
Revenue growth YoY was 8%
Strategic revenue growth YoY was 13%
2,110 mile fiber-optic network
Broadband connections up 17% from
fourth quarter 2006.
Established, Stable Wireline Business

$54
$56
$57
$61 $61
$30
$33
$37
$41
$47
$21
$18
$17
$15
$14
0
50
100
$150
2003 2004 2005 2006 2007 2008G
$105 $107
$111
$117
$123 $122
$64
$65
$65
$62
$59
$58
52%
54%
56%
56% 56% 56%
0
20
40
60
$80
2003 2004 2005 2006 2007 2008G
Adjusted EBITDA/Margin% Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
(1)
(1) Based on Midpoint of guidance range of $121 million to $124 million
(2) Based on Midpoint of guidance range of $63 million to $65 million
(2)
RLEC
Competitive -
Strategic
Competitive -
Other
Competitive -Strategic includes voice and broadband data services, high-capacity network access and transport services.

Attractive Wireline Competitive Position
Most
Established
Wholesale
Fiber
Provider
Extensive fiber footprint in our markets
Cost advantage for wireline and wireless operations
Contracts with Alltel, AT&T, Verizon, Qwest, US Cellular, Verizon
Wireless
No Voice
Competition
in RLEC
Region
DSL in 95% of footprint
Rapid Cable offers only broadband service in Alleghany County
Comcast offers only broadband service in Augusta and Botetourt
Counties
Limited
CLEC
Competition
One primary CLEC competitor per CLEC market
ILEC competition from Verizon and Embarq
CLEC competition mainly from Level 3 and One Communications
Majority of CLEC customers are subject to multi-year agreements

Financial Overview
**********************************************************************
**********************************************************************
**********************************************************************

$90
$112
$142
$33
$66
$160
$59
$58
$62
$65
$65
$64
$203
$172
$147
$121
$87
(10)
70
150
$230
2003 2004 2005 2006 2007 2008G
Wireless CAGR =  44%
Wireline CAGR  =  3%
$219
$412
$235
$200
$378
$322
$280
$123
$122
$117
$111
$105
$107
0
100
200
300
400
500
$600
2003 2004 2005 2006 2007 2008G
Wireless CAGR =  17%
Wireline CAGR  =   4%
$500
$440
$392
$343
$309
$536
Wireless Drives Revenue & Adjusted EBITDA Growth
Total Revenue
($ in millions)
Total Adjusted EBITDA
Wireless   Wireline   Other
(1) Based on Midpoint of guidance range for Consolidated Revenue of $531 million to $540 million
(2) Based on Midpoint of guidance range for Consolidated Adjusted EBITDA of $216 million to $221 million
(1)
(2)

$32
$28
$9
$20
$28
$41
$51
$37
$36
$41
$32
$37
$25
$21
$20
$19 $17
$7
$6
$8
$5
$5
0
35
70
105
$140
2003 2004 2005 2006 2007 2008G
$89
$60 $59
$87
$110
$120
$29
$61
$58
$86
$93
$99
0
25
50
75
100
$125
2003 2004 2005 2006 2007 2008G
Accelerating Consolidated Free Cash Flow
Consol. Adjusted EBITDA - CapEx Consolidated CapEx
($ in millions)
(1)
(1)  Based on midpoint of guidance ranges
(1)
Wireless   Wireline
Other Discretionary &
Incremental EVDO Investment

Cash Flows Guidance
($ in millions)
2008G
(1)
Adjusted EBITDA $      219
Less Capex 120
Adjusted EBITDA less CAPEX $        99
Less:
Cash Interest, net of interest income 33
Cash Taxes 15
Cash Dividends 35
Scheduled 2008 Debt Payments 6
Cash Flows, net
(2)
$        10
Cash on Hand at December 31, 2007 $        53
(1)
  Based on midpoint of guidance ranges
(2)
  Before adjustments for changes in working capital

Capitalization
($ in millions)
12/31/2005 12/31/2006 12/31/2007
Proforma
(1)
Year Year
Adjusted EBITDA
$          146.8 $          172.5 $       203.0
Cash and cash equivalents $           28.1 $           44.2 $         53.5
1st lien senior secured credit facility $          396.0 $          625.2 $       612.9
2nd lien senior secured credit facility             225.0                    -                  -
Capital leases                 1.1                 1.3               1.3
   Total Debt $          622.1 $          626.5 $       614.2
Total Debt Leverage Ratio 4.24x 3.63x 3.03x
Net Debt (total debt less cash and cash equivalents)
$          594.0 $          582.3 $       560.7
Net Debt Leverage Ratio 4.05x 3.38x 2.76x
(1) Amount for 12/31/05 are proforma to exclude $135 million of floating rate notes paid off on April 15, 2006 with proceeds from the initial public offering.

Quarterly Cash Dividend
$0.15 per share paid on July 12, 2007 ($6.3 million) and on
October 11, 2007 ($6.3 million)
$0.21 per share paid on January 10, 2008 ($8.8 million)
40% increase from previous dividend
$0.21 per share declared on February 28, 2008 to be paid on
April 11, 2008 to stockholders of record on March 28, 2008
Common Stock Ownership as of December 31, 2007
Shares in millions % of Total
Quadrangle Entities 11.3 26.9%
NTELOS Named Executive Officers 0.8 1.9%
Public and Other 30.0 71.3%
Total Common Stock 42.1 100.0%

Summary
Consistently Strong Financial Performance
Numerous Catalysts for Sustainable Growth
Focused on Long-term Free Cash Flow Growth
Diversified Business Model
High Growth Wireless Business
Expanding retail subscriber base, Data Revenue Growth
Growing high-margin wholesale revenue under new agreement
Strong Regional Wireline Business
Scalable Systems for Continued Expansion
Experienced Management Team

Appendix

Adjusted EBITDA Reconciliation
($ in millions)
2002 2003 2004 2005 2006 2007
Consolidated
Operating Income (loss) ($416) $14 $55 $53 $61 $100
Depreciation and Amortization 83 70 65 83 85 97
Capital and Operational Restructing
Charges 4 2 1 15 - -
Accretion of Asset Retirement Obligations - 1 - 1 1 1
Advisory Termination Fees - - - - 13 -
Asset Impairment Charges 403 - - - - -
Gain on Sale of Assets (8) - - (9) - -
Secondary Offering Costs - - - - - 1
Non-cash Compensation Charge - - - 4 13 4
Adjusted EBITDA $66 $87 $121 $147 $172 $203

Adjusted EBITDA Reconciliation
($ in millions)
2002 2003 2004 2005 2006 2007
Wireless
Operating Income (loss) ($410) ($15) $21 $32 $53 $71
Depreciation and Amortization 61 47 44 57 58 70
Accretion of Asset Retirement Obligations - 1 1 1 1 1
Asset Impairment Charges 367 - - - - -
Gain on Sale of Assets (3) - - - - -
Adjusted EBITDA $15 $33 $66 $90 $112 $142
Wireline
Operating Income (loss) $11 $37 $39 $36 $39 $38
Depreciation and Amortization 18 21 20 25 26 27
Asset Impairment Charges 21 - - - - -
Adjusted EBITDA $50 $58 $59 $61 $65 $65

ARPU Reconciliation
($ in thousands, except for subscribers and ARPU data)
Three Months Ended:
Year Ended:
Dec. 31, 2006 Dec. 31, 2007 Dec. 31, 2006 Dec. 31, 2007
Average Revenue per Handset/Unit (ARPU)
Operating Revenues
113,846 $           127,918 $           440,076 $           500,394 $
Less: Wireline and other operating revenue (29,913)               (31,394)               (117,747)             (122,633)
Wireless communications revenue 83,933                96,524                322,329              377,761
Less: Equipment revenue from sales to new customers (3,677)                  (3,257)                  (15,063)               (13,797)
Less: Equipment revenue from sales to existing customers (1,472)                  (2,048)                  (5,079)                  (7,524)
Less: Wholesale revenue (20,939)               (24,386)               (77,747)               (95,976)
Plus: Other revenues, eliminations and adjustments 167                      221                      778                      687
Wireless gross subscriber revenue 58,012 $             67,054 $             225,218 $           261,151 $
Less:  Paid in advance subscriber revenue (14,263)               (17,690)               (52,648)               (70,471)
Less: adjustments (303)                     (294)                     (1,124)                  (765)
Wireless gross postpay subscriber revenue 43,446 $             49,070 $             171,446 $           189,915 $
Average subscribers 360,526              399,573              350,235              388,778
Total ARPU 53.64 $               55.94 $               53.59 $               55.98 $
Average postpay subscribers 264,460              287,814              260,530              279,620
Postpay ARPU 54.76 $               56.83 $               54.84 $               56.60 $
Wireless gross subscriber revenue 58,012 $             67,054 $             225,218 $           261,151 $
Less: Wireless voice and other feature revenue (54,890)               (59,577)               (213,824)             (239,385)
Wireless data revenue 3,122 $               7,477 $               11,394 $             21,766 $
Average subscribers 360,526              399,573              350,235              388,778
Total Data ARPU 2.89 $                  6.24 $                  2.71 $                  4.67 $
Wireless gross postpay subscriber revenue 43,446 $             49,070 $             171,446 $           189,915 $
Less: Wireless postpay voice and other feature revenue (40,777)               (44,164)               (161,687)             (173,161)
Wireless postpay data revenue 2,669 $               4,906 $               9,759 $               16,754 $
Average postpay subscribers 264,460              287,814              260,530              279,620
Postpay data ARPU 3.36 $                  5.68 $                  3.12 $                  4.99 $

CPGA Reconciliation
($ in thousands, except for subscribers and  CPGA data)
Three Months Ended:
12/30/2006 12/31/2007
Year Ended:
12/31/2006 12/31/2007
Cost per Gross Acquisition (CPGA)
Cost of sales and services
38,154 $             42,104 $             146,429 $           161,344 $
Less: Maintenance and support (20,252)               (21,924)               (78,016)               (84,072)
Cost of wireless sales 17,902                20,180                68,413                77,272
Less: access, roaming, and other cost of sales (10,820)               (12,702)               (40,332)               (48,380)
Merchandise cost of sales 7,082 $               7,478 $               28,081 $             28,892 $
Total customer operations 26,061 $             29,767 $             99,998 $             108,848 $
Less Wireline and other segment expenses (3,954)                  (4,392)                  (16,619)               (16,809)
Less: Wireless customer care, billing, bad debt and other expenses (9,665)                  (13,722)               (37,611)               (46,890)
Sales and marketing 12,442 $             11,653 $             45,768 $             45,149 $
Merchandise cost of sales 7,082 $               7,478 $               28,081 $             28,892 $
Sales and marketing 12,442                11,653                45,768                45,149
Less: Merchandise sales (3,743)                  (3,355)                  (15,198)               (14,100)
Total CPGA costs 15,781 $             15,776 $             58,651 $             59,941 $
Gross subscriber additions 44,591                44,353                164,375              171,657
CPGA 354 $                   356 $                   357 $                   349 $

CCPU Reconciliation
($ in thousands, except for subscribers and CCPU data)
Three Months Ended:
12/31/2006 12/31/2007
Year Ended:
12/31/2006 12/31/2007
Cash Cost per Handset/Unit (CCPU)
Cost of Sales and services
38,154 $             42,104 $             146,429 $           161,344 $
Less Cost of wireless sales (17,902)               (20,180)               (68,413)               (77,272)
Maintenance and support 20,252 $             21,924 $             78,016 $             84,072 $
Less Wireline and other segment expenses (9,231)                  (9,994)                  (36,432)               (38,712)
Wireless maintenance and support 11,021 $             11,930 $             41,584 $             45,360 $
Corporate operations
6,225 $               7,579 $               34,398 $             32,090 $
Less Wireline, other segment, and corporate expenses (2,298)                  (2,610)                  (17,487)               (11,155)
Wireless corporate operations 3,927 $               4,969 $               16,911 $             20,935 $
Wireless maintenance and support 11,021 $             11,930 $             41,584 $             45,360 $
Wireless corporate operations 3,927                   4,969                   16,911                20,935
Wireless customer care, billing, bad debt and other expenses 9,665                   13,722                37,611                46,890
Wireless access, roaming, and other cost of sales 10,820                12,702                40,332                48,380
Equipment revenue from sales to existing customers (1,472)                  (2,048)                  (5,079)                  (7,524)
Total CCPU costs 33,961 $             41,275 $             131,359 $           154,041 $
Average subscribers 360,526              399,573              350,235              388,778
CCPU
31.40 $               34.43 $               31.25 $               33.02 $

Summary of Operating Results
($ in thousands)
Three Months Ended:
Year Ended:
December 31, 2006 December 31, 2007 December 31, 2006 December 31, 2007
Operating Revenues
Wireless PCS Operations 83,933 $                      96,524 $                        322,329 $                      377,761 $
Subscriber Revenues 57,612                                 66,544                                   223,563                                 259,338
Wholesale/Roaming Revenues, net 20,939                                 24,386                                   77,747                                   95,976
Equipment Revenues 5,150                                   5,305                                     20,143                                   21,321
Other Revenues 232                                      289                                        876                                        1,126
Wireline Operations
RLEC 15,493                         15,355                           60,767                           61,458
Competitive Wireline 14,216                         15,878                           56,158                           60,467
Wireline Total 29,709                         31,233                           116,925                         121,925
Other 204                              161                                822                                708
113,846 $                   127,918 $                      440,076 $                      500,394 $
Operating Expenses
Wireless PCS Operations 54,958 $                      62,425 $                        210,287 $                      235,575 $
Cost of Sales and Services
Cost of Sales - Equipment 7,081                                   7,478                                     28,080                                   28,891
Cost of Sales - Access & Other 10,821                                 12,702                                   40,333                                   48,379
Maintenance and Support 11,021                                 11,930                                   41,584                                   45,360
Customer Operations 22,109                                 24,974                                   83,380                                   91,637
Corporate Operations 3,926                                   5,341                                     16,910                                   21,308
Wireline Operations
RLEC 3,534                           4,353                             14,155                           17,033
Competitive Wireline 9,678                           10,227                           37,723                           39,561
Wireline Total 13,212                         14,580                           51,878                           56,594
Other   1,338                           1,326                             5,423                             5,215
69,508 $                      78,331 $                        267,588 $                      297,384 $
Adjusted EBITDA
(a non-GAAP Measure)
Wireless PCS Operations 28,975 $                      34,099 $                        112,042 $                      142,186 $
Wireline Operations
RLEC 11,959                         11,002                           46,612                           44,425
Competitive Wireline 4,538                           5,651                             18,435                           20,906
Wireline Total 16,497                         16,653                           65,047                           65,331
Other (1,134)                          (1,165)                            (4,601)                            (4,507)
44,338 $                      49,587 $                        172,488 $                      203,010 $
Capital Expenditures
Wireless PCS Operations 13,829 $                      46,170 $                        59,409 $                        77,640 $
-
Wireline Operations -
RLEC 1,567                           2,577                             8,862                             9,318
Competitive Wireline 2,708                           3,738                             12,103                           15,314
Wireline Total 4,275                           6,315                             20,965                           24,632
Other 1,869                           1,820                             6,233                             7,332
19,973 $                      54,305 $                        86,607 $                        109,604 $
Adjusted EBITDA less Capital Expenditures
Wireless PCS Operations 15,146 $                      (12,071) $                       52,633 $                        64,546 $
Wireline Operations
RLEC 10,392                         8,425                             37,750                           35,107
Competitive Wireline 1,830                           1,913                             6,332                             5,592
Wireline Total 12,222                         10,338                           44,082                           40,699
Other (3,003)                          (2,985)                            (10,834)                          (11,839)
24,365 $                      (4,718) $                         85,881 $                        93,406 $
(before depreciation & amortization, accretion of asset retirement obligations, asset write-down and impairment charges, gain on sale of assets, termination of advisory agreements, non-cash compensation and secondary offering costs, a non-GAAP Measure)